SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 18, 2008

                           AIR INDUSTRIES GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   000-29245                 20-4458244
        --------                   ---------                 ----------
        State of                   Commission               IRS Employer
        Incorporation              File Number               I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Air Industries Group, Inc. ("AIR") seeks to clarify the statement in the fourth paragraph of the Form 8-K/A filed by Air Industries Group, Inc. ("AIR") on July 21, 2008, concerning the amendment to the Stock Purchase Agreement dated November 15, 2007 with the shareholders of Blair Industries, Inc., a New York corporation, Blair Accumulators, Inc., a New York corporation, H.S.M. Machine Works, Inc., a New York corporation, and H.S.M. Machine Works, Inc., a North Carolina corporation (collectively, the "Blair H.S.M. Companies").

Specifically, following the completion of the acquisition of the Blair H.S.M. Companies, William Lehman will continue to serve as the president of the Blair H.S.M. Companies. He will also become the Chief Operating Officer of AIR, reporting to AIR's President and Chief Executive Officer, Peter D. Rettaliata

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2008

                                       AIR INDUSTRIES GROUP, INC.


                                       By: /s/ Peter D. Rettaliata
                                           -------------------------------------
                                           Peter D. Rettaliata
                                           President and Chief Executive Officer